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                                                                    EXHIBIT 1.1


                                2,600,000 SHARES


                                  POLYCOM, INC.

                         COMMON STOCK, $.0005 PAR VALUE






                                     FORM OF

                             UNDERWRITING AGREEMENT






                       , 2000
-----------------------

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                                                                         , 2000
                                                      ------------------


Morgan Stanley & Co. Incorporated
Thomas Weisel Partners LLC
Dain Rauscher Wessels
Warburg Dillon Read LLC
First Security Van Kasper
c/o Morgan Stanley & Co. Incorporated
     1585 Broadway
     New York, New York  10036

Dear Sirs and Mesdames:

                  Polycom, Inc., a Delaware corporation (the "COMPANY"), proposes to issue and sell to the several Underwriters named in Schedule I hereto (the "UNDERWRITERS"), and 3M Financial Management Company (the "SELLING STOCKHOLDER") proposes to sell to the several Underwriters, an aggregate of 2,600,000 shares of the Company's Common Stock, $.0005 par value (the "FIRM SHARES"), of which 1,600,000 shares are to be issued and sold by the Company and 1,000,000 shares are to be sold by the Selling Stockholder.

                  The Company and the Selling Stockholder also propose to issue and sell to the several Underwriters not more than an additional 390,000 shares of its Common Stock, $.0005 par value (the "ADDITIONAL SHARES") if and to the extent that you, as Managers of the offering, shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of common stock granted to the Underwriters in Section 4 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "SHARES." The shares of Common Stock, $.0005 par value, of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "COMMON STOCK." The Company and the Selling Stockholder are hereinafter sometimes collectively referred to as the "SELLERS."

                  The Company has filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement, including a prospectus, relating to the Shares. The registration statement as amended at the time it becomes effective, including the information incorporated by reference therein and information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "SECURITIES ACT"), is hereinafter referred to as the "REGISTRATION STATEMENT"; the prospectus in the form first used to confirm sales of Shares, including the information incorporated by reference therein, is hereinafter referred to as the "PROSPECTUS." If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the "RULE 462 REGISTRATION STATEMENT"), then

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any reference herein to the term "REGISTRATION STATEMENT" shall be deemed to include such Rule 462 Registration Statement.

                  1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to and agrees with each of the Underwriters that:

                  (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission. The Company has complied with the conditions for the use of Form S-3.

                  (b) (i) Each document filed or to be filed pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), including each of the documents incorporated by reference in the Prospectus (the "INCORPORATED DOCUMENTS") complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not through the Option Closing Date (defined below) contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

                  (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (d) Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership

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         or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims.

                  (e) This Agreement has been duly authorized, executed and delivered by the Company.

                  (f) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained or incorporated by reference in the Prospectus.

                  (g) The shares of Common Stock (including the Shares to be sold by the Selling Stockholder) outstanding prior to the issuance of the Shares have been duly authorized and are validly issued, fully paid and non-assessable. Except as set forth in the Prospectus or in any Incorporated Document, the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. All outstanding shares of capital stock of the Company, and options and other rights to acquire capital stock of the Company, have been issued in compliance with the registration and prospectus delivery requirements and qualification provisions of all applicable securities laws, and were not issued in violation of any preemptive rights, rights of first refusal or other similar rights.

                  (h) The Shares to be issued and sold by the Company have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive rights, rights of first refusal or other similar rights.

                  (i) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law or the certificate of incorporation or bylaws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

                  (j) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a

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         whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

                  (k) There are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement, the Prospectus or the Incorporated Documents and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement, the Prospectus or the Incorporated Documents or to be filed as exhibits to the Registration Statement that are not described or filed as required.

                  (l) Each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

                  (m) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                  (n) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (o) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which could, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (p) There is no owner of any securities of the Company who has any rights, not effectively satisfied or waived, to require registration of any shares of capital stock of the Company in connection with the filing of the Registration Statement or the sale of any shares of capital stock of the Company or the Selling Stockholder thereunder.

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                  (q)      The Company has complied with all provisions of
         Section 517.075, Florida Statutes relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

                  (r) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse affect on the Company and its subsidiaries, taken as a whole.

                  (s) PricewaterhouseCoopers LLP are independent public accountants with respect to the Company and its subsidiaries as required by the Securities Act.

                  (t) The consolidated financial statements of the Company included in the Registration Statement and the Prospectus (and any amendment or supplement thereto), together with related schedules and notes, present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated therein at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; the supporting schedules, if any, included in the Registration Statement present fairly in accordance with generally accepted accounting principles the information required to be stated therein; and the other financial and statistical information and data set forth in the Registration Statement and Prospectus (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

                  2. REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDER. The Selling Stockholder represents, warrants and covenants to and agrees with each of the Underwriters that:

                  (a) This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder.

                  (b) The execution and delivery by the Selling Stockholder of, and the performance by the Selling Stockholder of its obligations under, this Agreement, the Irrevocable Election to Sell signed by the Selling Stockholder (the "IRREVOCABLE ELECTION"), the Transmittal Letter and Custodian Agreement signed by the Selling Stockholder and ___________ as Custodian, relating to the deposit of the Shares to be

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         sold by the Selling Stockholder (the "CUSTODY AGREEMENT") and the
         Irrevocable Power of Attorney signed by the Selling Stockholder appointing certain individuals as the Selling Stockholder's attorneys-in-fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement (the "POWER OF ATTORNEY") will not contravene any provision of applicable law and will not result in a breach of any of the terms and provisions or constitute a default under the certificate of incorporation or bylaws of the Selling Stockholder, or any agreement or other instrument to which the Selling Stockholder is a party (or by which any property or assets of the Selling Stockholder is bound or to which any property or assets of the Selling Stockholder is subject) or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Selling Stockholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Selling Stockholder of its obligations under this Agreement, the Irrevocable Election, the Custody Agreement or Power of Attorney of the Selling Stockholder, except the as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

                  (c) The Selling Stockholder has, and on the Closing Date or the Option Closing Date, as the case may be, will have, good and marketable title to the Shares to be sold by the Selling Stockholder and the full legal right and corporate power, and all authorization and approval required by law, to enter into this Agreement, the Irrevocable Election, the Custody Agreement and the Power of Attorney and to sell, transfer and deliver the Shares to be sold by the Selling Stockholder.

                  (d) The Shares to be sold by the Selling Stockholder pursuant to this Agreement have been duly authorized and are validly issued, fully paid and non-assessable.

                  (e) Each of the Irrevocable Election, the Custody Agreement and the Power of Attorney has been duly authorized, executed and delivered by the Selling Stockholder and is a valid and binding agreement of the Selling Stockholder.

                  (f) Upon the delivery of and payment for the Shares to be sold by the Selling Stockholder pursuant to this Agreement, the Underwriters will obtain good and marketable title thereto free and clear of any security interests, claims, liens, equities and other encumbrances.

                  (g) All information furnished in writing by or on behalf of the Selling Stockholder for use in the Registration Statement is, and on the Closing Date will be, true, correct, and complete, and does not, and on the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make the information not misleading, and all information furnished in writing by or on behalf of the Selling Stockholder for use in the Prospectus is, and on the Closing Date will be, true, correct, and complete, and does not, and on the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make the information not misleading in the light of the circumstances under which they were made.

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                  (h) the section of the Registration Statement entitled
         "Selling Stockholder," when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading with respect to the Selling Stockholder.

                  (i) There are no shares of Common Stock that are beneficially owned (within the meaning of Rule 13d-3 of the Exchange Act by the Selling Stockholder or by an affiliate (within the meaning of Rule 12b-2 of the Exchange Act) of the Selling Stockholder that are not subject to an agreement restricting the transfer of such shares during the period between the date of this Agreement and 90 days after the date of the Prospectus.

                  (j) The sale of the Shares by the Selling Stockholder pursuant to this Agreement is not prompted by any material information concerning the Company or any of its subsidiaries which is not set forth in the Registration Statement or the Incorporated Documents.

                  3. AGREEMENTS TO SELL AND PURCHASE. Each Seller, severally and not jointly, hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from such Seller the respective number of Firm Shares set forth in Schedule I hereto opposite its name at $_______ a share (the "PURCHASE PRICE").

                  On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company and the Selling Stockholder agree to issue and sell to the Underwriters the Additional Shares, and the Underwriters shall have a one-time right to purchase, severally and not jointly, up to 390,000 Additional Shares at the Purchase Price. If you, on behalf of the Underwriters, elect to exercise such option, you shall so notify the Company in writing not later than 30 days after the date of this Agreement, which notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased. Such date may be the same as the Closing Date (as defined below) but not earlier than the Closing Date nor later than ten business days after the date of such notice. Additional Shares may be purchased as provided in Section 5 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. If any Additional Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Additional Shares to be purchased as the number of Firm Shares set forth in Schedule II hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

                  Each Seller hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or

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contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares to be sold hereunder, (B) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the public offering of the shares, (C) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof as described in the Registration Statement or of which the Underwriters have been advised in writing, (D) the grant of options to purchase Common Stock pursuant to the 1996 Stock Incentive Plan and (E) the issuance by the Company of shares of Common Stock pursuant to the 1996 Employee Stock Purchase Plan. In addition, the Selling Stockholder agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, initiate any demand for the registration of any shares of Common Stock or any security convertible into or exchangeable for Common Stock.

                  4. TERMS OF PUBLIC OFFERING. The Sellers are advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Sellers are further advised by you that the Shares are to be offered to the public initially at $_____ a share (the "PUBLIC OFFERING PRICE") and to certain dealers selected by you at a price that represents a concession not in excess of $____ a share under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of $___ a share, to any Underwriter or to certain other dealers

                  5. PAYMENT AND DELIVERY. Payment for the Firm Shares to be sold by each Seller shall be made to such Seller in Federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on _________, 2000, or at such other time on the same or such other date, not later than _________, 2000, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "CLOSING DATE."

                  Payment for any Additional Shares shall be made to such Seller in Federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date specified in the notice described in Section 3 or at such other time on the same or on such other date, in any event not later than _________, 2000, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "OPTION CLOSING DATE."

                  Certificates for the Firm Shares and Additional Shares shall be in definitive form and registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and Additional Shares shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

                  6. CONDITIONS TO THE UNDERWRITERS' OBLIGATIONS. The obligations of the Sellers to sell the Shares to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date are subject to the condition that the Registration Statement shall have become effective not later than 5:30 p.m. (New York City time) on the date hereof.

                  The several obligations of the Underwriters are subject to the following further conditions:

                  (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

                                    (i)      there shall not have occurred any
                  downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

                                    (ii)     there shall not have occurred any
                  change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

                  (b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by the chief executive officer and chief financial officer of the Company, to the effect set forth in Section 6(a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

                  The officers signing and delivering such certificate may rely upon the best of his or her respective knowledge as to proceedings threatened.

                  (c) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by the Selling Stockholder (or by its attorney-in-fact on their behalf), to the effect that the representations and warranties of the Selling Stockholder contained in this Agreement are true and correct as of the Closing Date and that the Selling Stockholder has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

                  If the attorney-in-fact signs such certificate on behalf of the Selling Stockholder, such attorney-in-fact may rely upon the representations of the Selling Stockholder contained herein and in the Custody Agreement and the Power of Attorney of the Selling Stockholder; PROVIDED that copies of such Custody Agreements and Powers of Attorney are delivered to you and shall be in form and substance satisfactory to your counsel.

                  (d) The Underwriters shall have received on the Closing Date an opinion of Wilson Sonsini Goodrich & Rosati PC, outside counsel for the Company, dated the Closing Date, to the effect that:

                                    (i) the Company has been duly incorporated,
                  is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                                    (ii) each significant subsidiary (as defined
                  under Section 1-02 of Regulation S-X) of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                                    (iii) the authorized capital stock of the
                  Company conforms as to legal matters to the description thereof contained or incorporated by reference in the Prospectus;

                                    (iv) the shares of Common Stock (including
                  the Shares to be sold by the Selling Stockholder) outstanding prior to the issuance of the Shares have been duly authorized and are validly issued, fully paid and non-assessable;

                                    (v) all of the issued shares of capital
                  stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims;

                                    (vi) (A) the Shares have been duly
                  authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and (B) the issuance of such Shares will not be subject to any preemptive rights, rights of first refusal or similar rights;

                                    (vii) this Agreement has been duly
                  authorized, executed and delivered by the Company;

                                    (viii) the execution and delivery by the
                  Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of any applicable law or the certificate of incorporation or bylaws of the Company or, to the best of such counsel's knowledge, (A) any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or (B) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states or foreign jurisdictions in connection with the offer and sale of the Shares;

                                    (ix) the statements (A) in the Prospectus
                  under the captions "Risk Factors - Anti-Takeover Effects of Provisions in Our Certificate of Incorporation" and "Underwriters." (B) in the Registration Statement in Items 14 and 15, (C) in the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 1999 in "Item 3 - Legal Proceedings" and (D) in the Company's Forms 8-A in the Incorporated Documents relating to the description of the Company's authorized and outstanding capital stock, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

                                    (x) after due inquiry, such counsel does not
                  know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

                                    (xi) the Company is not and, after giving
                  effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

                                    (xii) to the knowledge of such counsel,
                  there is no legal or beneficial owner of any securities of the Company who has any rights, not effectively satisfied or waived, to require registration of any shares of capital stock of the Company in connection with the filing of the Registration Statement or the sale of any shares of capital stock of the Company thereunder;

                                    (xiii) to the knowledge of such counsel: (A)
                  the Registration Statement has become effective under the Securities Act, no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Securities Act, and nothing has come to such counsel's attention to lead it to believe that such proceedings are contemplated, and (B) any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b);

                                    (xiv) such counsel shall also state that (A)
                  such counsel believes that the Registration Statement, Prospectus (except for financial statements and schedules and other financial and statistical data included or incorporated by reference therein as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (B) such counsel has no reason to believe that (except for financial statements and schedules and other financial and statistical data included or incorporated by reference therein as to which such counsel need not express any belief) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (C) such counsel has no reason to believe that (except for financial statements and schedules and other financial and statistical data included or incorporated by reference therein as to which such counsel need not express any belief) the Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (e) The Underwriters shall have received on the Closing Date an opinion of [_________________,] counsel for the Selling Stockholder, dated the Closing Date, to the effect that:

                  (i) this Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder;

                  (ii) the execution and delivery by or on behalf of the Selling Stockholder of, and the performance by the Selling Stockholder of its obligations under, this Agreement, the Irrevocable Election, the Custody Agreement and the Power of Attorney of the Selling Stockholder will not contravene any provision of applicable law, or result in a breach of any of the terms and provisions of, or constitute a default under the certificate of incorporation or bylaws of the Selling Stockholder, or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Selling Stockholder or, to the best of the counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Selling Stockholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Selling Stockholder of its obligations under this Agreement or the Custody Agreement or Power of Attorney of the Selling Stockholder, except such as may be required by the securities or Blue Sky laws of the various states or foreign jurisdictions in connection with offer and sale of the Shares;

                  (iii) the Selling Stockholder has valid title to the Shares to be sold by the Selling Stockholder and the legal right and corporate power, and all authorization and approval required by law, to enter into this Agreement, the Irrevocable Election, the Custody Agreement and the Power of Attorney of the Selling Stockholder and to sell, transfer and deliver the Shares to be sold by such Selling Stockholder;

                  (iv) each of the Irrevocable Election, the Custody Agreement and the Power of Attorney of the Selling Stockholder has been duly authorized, executed and delivered by the Selling Stockholder and is a valid and binding agreement of the Selling Stockholder; and

                  (v) upon the delivery of and against payment for such Shares to be sold by the Selling Stockholder pursuant to this Agreement, the Underwriters will obtain good and marketable title thereto, free and clear of any security interests, claims, liens, equities and other encumbrances.

                  (f) The Underwriters shall have received on the Closing Date an opinion of Fenwick & West LLP, counsel for the Underwriters, dated the Closing Date, covering the matters referred to in Sections 6(d)(vi), 6(d)(vii), 6(d)(ix) (but only as to the statements in the Prospectus under "Underwriters") and 6(d)(xiv) above.

                  With respect to Section 6(d)(xiv) above, Wilson Sonsini Goodrich & Rosati PC and Fenwick & West LLP may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and the documents incorporated by reference and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

                  With respect to Sections 6(d)(vi)(B), 6(d)(viii)(B), 6(d)(x), 6(d)(xi) and 6(d)(xii), Wilson Sonsini Goodrich & Rosati PC may state that their opinion is based upon a Company certificate with respect to factual matters. With respect to Section 6(d)(viii)(A), Wilson Sonsini Goodrich & Rosati PC may state that their opinion is limited to agreements filed as exhibits to the Registration Statement or, the Company's Annual Report on Form 10-K for the 1999 Fiscal Year and the Company's Quarterly Report on Form 10-Q for the first fiscal quarter of 2000.

                  The opinions of Wilson Sonsini Goodrich & Rosati PC and _____________, described in Sections 6(d), 6(e) and 6(f) above, respectively, shall each be rendered to the Underwriters at the request of the Company and shall so state therein.

                  With respect to Section 6(e) above, Wilson Sonsini Goodrich & Rosati PC may rely upon an opinion or opinions of counsel for any Selling Stockholder and, with respect to factual matters and to the extent such counsel deems appropriate, upon the representations of the Selling Stockholder contained herein and in the Custody Agreement and the Power of Attorney of the Selling Stockholder and in other documents and instruments; PROVIDED that (A) counsel for the Selling Stockholder is satisfactory to your counsel; (B) a copy of the opinion so relied upon is delivered to you and is in form and substance satisfactory to your counsel, (C) copies of such Irrevocable Elections, Custody Agreements and Powers of Attorney and of any such other documents and instruments shall be delivered to you and shall be in form and substance satisfactory to your counsel and Wilson Sonsini Goodrich & Rosati PC shall state in their opinion that they are justified in relying on each such other opinion..

                  (g) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from PricewaterhouseCoopers LLP, Independent Accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in, or incorporated by reference into, the Registration Statement and the Prospectus; PROVIDED that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

                  (h) The Lock-Up Agreements, each substantially in the form of Exhibit A hereto, between you and executive officers and directors of the Company and the Selling Stockholder relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.


                  All the agreements, opinions, certificates and letters mentioned above or elsewhere in this Agreement shall be deemed in compliance with the provisions hereof only if counsel for the Underwriters shall be satisfied that they comply in form and scope.

                  The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to you on the Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares and other matters related to the issuance of the Additional Shares and an opinion or opinions of Wilson Sonsini Goodrich & Rosati PC and _________ in form and substance satisfactory to Fenwick & West LLP, counsel for the Underwriters.

                  7. COVENANTS OF THE COMPANY. In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

                  (a) To furnish to you, without charge, four signed copies of the Registration Statement (including exhibits thereto and documents incorporated by reference) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto but including documents incorporated by reference) and to furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 7(c) below, as many copies of the Prospectus, any documents incorporated by reference and any supplements and amendments thereto or to the Registration Statement as you may reasonably request. The terms "supplement" and "amendment" or "amend" as used in this Agreement shall include all documents subsequently filed by the Company with the Commission pursuant to the Exchange Act that are deemed to be incorporated by reference in the Prospectus.

                  (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

                  (c) If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

                  (d) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request and to pay all expenses (including fees and disbursements of counsel) in connection with such qualification and in connection with any review of the offering of the Shares by the National Association of Securities Dealers, Inc.

                  (e) To make generally available to the Company's security holders and to you as soon as practicable an earning statement covering the twelve-month period ending September 30, 2001 that satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

                  (f) The Company will use its best efforts to maintain in effect the quotation of the Shares on the Nasdaq National Market.

                  (g) The Company will comply with all provisions of all undertakings contained in the Registration Statement.

                  (h) Prior to the Closing Date, the Company will not, directly or indirectly, issue any press release or other communication and will not hold any press conference with respect to the Company, or its financial condition, results of operations, business, properties, assets, or prospects or this offering, without your prior written consent.

                  (i) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Sellers agree to pay or cause to be paid all costs and expenses incident to the performance of their obligations under this Agreement, including but not limited to, all expenses incident to: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants and counsel for the Selling Stockholders in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the

         Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 8(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the National Association of Securities Dealers, Inc., (v) all costs and expenses incident to listing the Shares on the Nasdaq National Market, (vi) the cost of printing certificates representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (ix) all other costs and expenses incident to the performance of the obligations of the Sellers hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 9 entitled "Indemnity and Contribution", and the last paragraph of Section 11 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

                  8.       INDEMNITY AND CONTRIBUTION.

                  (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or
         Section 20 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

                  (b) The Selling Stockholder agrees to indemnify and hold harmless the Underwriters and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under common control with or is controlled by any Underwriter, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to the Selling Stockholder furnished in writing by or on behalf of the Selling Stockholder expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto. The aggregate liability of the Selling Stockholder under the indemnity agreement contained in this paragraph and the contribution agreement contained in paragraphs 8(e) and (f) below shall be limited to an amount equal to the net proceeds received by the Selling Stockholder from the offering of the Shares sold by the Selling Stockholder under this Agreement.

                  (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Stockholder, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or the Selling Stockholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company and the Selling Stockholder to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

                  (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a), 8(b) or 8(c), such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of any Underwriters, such firm shall be designated in writing by Morgan Stanley & Co. Incorporated. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any separate firm for the Selling Stockholder and such control persons of the Selling Stockholder, such firm shall be designated in writing by the persons named as attorneys-in-fact for the Selling Shareholder under the Powers of Attorney. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (e)      To the extent the indemnification provided for in
         Section 8(a), 8(b) or 8(c) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 8(e)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(e)(i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Sellers on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the proceeds from the offering of the Shares (before deducting expenses) received by each

         Seller and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Sellers on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Sellers or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint. The aggregate liability of the Selling Stockholder under the contribution agreement contained in this Section and Section 8(f) and under the indemnification agreement contained in Sections 8(a) and 8(b) above shall be limited to an amount equal to the net proceeds received by such Selling Stockholder from the offering of the Shares sold by the Selling Stockholder.

                  (f) The Sellers and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by PRO RATA allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  (g) The indemnity and contribution provisions contained in this Section 9 and the representations, warranties and other statements of the Company and the Selling Stockholder contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Selling Stockholder or any person controlling the Selling Stockholder or by or on behalf of the Company, its officers or directors or any person controlling the Company and
         (iii) acceptance of and payment for any of the Shares.

                  9. TERMINATION. This Agreement shall be subject to termination by notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses 9(a)(i) through 9(a)(iv), such event, singly or together with any other such event, makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

                  10. EFFECTIVENESS; DEFAULTING UNDERWRITERS. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

                           If, on the Closing Date or the Option Closing
Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule II bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; PROVIDED that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased, and arrangements satisfactory to you, the Company and the Selling Stockholder for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholder. In any such case, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If, on the Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase Additional Shares or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                  If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of any Seller to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason any Seller shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

                  11. COUNTERPARTS. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  12. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

                  13. HEADINGS. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                  14. HEADINGS. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                                        Very truly yours,

                                        POLYCOM, INC.


                                        By:
                                           ----------------------------------
                                           Name: Michael R. Kourey
                                           Title: Senior Vice President of
                                                  Finance and Administration
                                                  and Chief Financial Officer



                                        SELLING STOCKHOLDER:

                                        3M FINANCIAL MANAGEMENT COMPANY


                                        By:
                                           ----------------------------------
                                           Name: Michael R. Kourey
                                           Title: Attorney-in-fact

Accepted as of the date hereof

Morgan Stanley & Co. Incorporated
Thomas Weisel Partners LLC
Dain Rauscher Wessels
Warburg Dillon Read LLC
First Security Van Kasper

Acting severally on behalf of
  themselves and the several
  Underwriters named in
  Schedule I hereto.

By: Morgan Stanley & Co. Incorporated


    By:
        ----------------------------------
        Name:
        Title

                                   SCHEDULE I

                                                              NUMBER OF FIRM
UNDERWRITER                                              SHARES TO BE PURCHASED
-----------                                              ----------------------
Morgan Stanley & Co. Incorporated
Thomas Weisel Partners LLC.
Dain Rauscher Wessels
Warburg Dillon Read LLC.
First Security Van Kasper









                                                               -----------
         Total                                                  2,600,000
                                                               -----------
                                                               -----------

         EXHIBIT A


         [FORM OF LOCK-UP LETTER]



                                                                          , 2000
                                                           ---------------


Morgan Stanley & Co. Incorporated
Thomas Weisel Partners LLC
Dain Rauscher Wessels
Warburg Dillon Read LLC
First Security Van Kasper
c/o Morgan Stanley & Co. Incorporated
    1585 Broadway
    New York, NY  10036

Dear Sirs and Mesdames:

         The undersigned understands that Morgan Stanley & Co. Incorporated ("MORGAN STANLEY") proposes to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with Polycom, Inc., a Delaware corporation (the "COMPANY") providing for the public offering (the "PUBLIC OFFERING") by the several Underwriters, including Morgan Stanley (the "UNDERWRITERS"), of ______________ shares (the "SHARES") of the Common Stock, par value $.0005 per share, of the Company (the "COMMON STOCK").

         To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus relating to the Public Offering (the "PROSPECTUS"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) the sale of any Shares to the Underwriters pursuant to the Underwriting Agreement or (b) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Public Offering. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the undersigned's shares of Common Stock except in compliance with the foregoing restrictions.

         The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns.

         Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

                                           Very truly yours,


                                           ----------------------------------
                                           (Name)


                                           ----------------------------------
                                           (Address)